Related Party and Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Parties-in-Interest	Related Party and Parties-in-Interest
Certain Plan investments are shares of short-term investment funds managed by State Street Bank & Trust Company, the Trustee, and, therefore, these transactions qualify as party-in-interest transactions. These transactions are covered by an exemption from the prohibited transaction provisions of ERISA and the IRC. Because the Company is the Plan sponsor, transactions involving the common stock of the Company qualify as party-in-interest and related party transactions. The Plan also invests in the common stock of the Company as well as makes loans to Participants, both of which qualify as parties-in-interest to the Plan. All of these party-in-interest transactions are exempt from prohibited transaction rules.